EXHIBIT 32.2

CERTIFICATION OF THE CHIEF ACCOUNTING OFFICER*

PURSUANT TO 18. U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Report on Form 10-Q of MariaDB plc (the “Company”) for the period ended December 31, 2022 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Will Sanchez, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 13, 2023

MariaDB plc

By:	/s/ Will Sanchez
Will Sanchez
Chief Accounting Officer *

*	The Chief Accounting Officer for purposes of MariaDB plc’s disclosure controls and procedures and internal control over financial reporting performs similar functions as a principal financial officer.